United States
Securities and Exchange Commission
Washington, DC 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report:  July 28, 2011

GeneLink, Inc.
(Exact Name of Registrant as Specified in its Charter)

PA	00-30518	23-2795613
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

317 Wekiva Springs Road, #200, Longwood, FL 32779
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (800) 558-4363

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

On July 28, 2011, GeneLink, Inc. (“GeneLink”) entered into a non-binding letter of intent to sell substantially all of the assets of GeneWize Life Sciences, Inc., a wholly owned subsidiary of GeneLink, to Capsalus Corp.  There can be no assurance that the proposed transactions contemplated by the letter of intent will close.  The proposed transactions contemplated by the letter of intent are subject to a number of closing conditions, including the negotiation and execution of definitive agreements and the approval of the shareholders of GeneLink.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GeneLink, Inc. (Registrant) By: /s/ Bernard L. Kasten, Jr. M.D. Bernard L. Kasten, Jr. M.D. Chief Executive Officer

Dated: July 28, 2011